Leader Short Term High Yield Bond Fund

Institutional Shares: LCCIX

Investor Shares: LCCMX

Leader High Quality Floating Rate Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Supplement dated June 28, 2022

to the Statement of Additional Information (“SAI”) dated October 1, 2021

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Effective immediately, the following supersedes any contrary information contained in the Funds’ current SAI.

The following table replaces the information under the heading “Management” on page 41 of the SAI:

Interested Trustee and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John E. Lekas - 1958	Trustee Since 2019 and Chairman of the Board since 2022; President since 2019; Treasurer from 2019 to 2022	President, Chief Executive Officer and Senior Portfolio Manager at the Advisor since 1997	2	None
Christopher MacLaren -1978	Treasurer since June 2022	Managing Member of Gryphon Fund Group, LLC (2021 – Present); Managing Director of Fund Administration and Accounting, Winbridge Partners, LLC (2018 - 2021); Member and Director of Fund Accounting and Fund Administration, FSM Capital Management, LLC (2016 – 2018).	N/A	N/A
Jessica Roeper - 1981	Compliance Officer and Anti Money Laundering Officer Since 2022	Senior Compliance Officer CCO Technology, LLC (d/b/a Joot) since 2021	N/A	N/A
Bo Howell - 1981	Secretary Since 2022	Managing Partner, FinTech Law, LLC from February 2022 to the present; CEO of CCO Technology, LLC (d/b/a Joot) from June 2018 to the present; Shareholder, Strauss Troy Co., LPA from November 2020 to February 2022; Partner, Practus LLP from May 2018 to October 2020; Director of Fund Administration at Ultimus Fund Solutions, LLC from October 2014 to April 2018	N/A	N/A

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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The following table replaces the information under the heading “Compliance Officer” on page 54 of the SAI:

Compliance Officer

CCO Technology, LLC (d/b/a Joot) serves the Chief Compliance Officer (“CCO”) of the Trust pursuant to a consulting agreement between Joot and the Trust. As the CCO, Joot’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust, conducting initial and ongoing due diligence of the Trust’s service providers, and reporting to the Board on matters relating to the Trust’s compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Trust, the Trust pays Joot an annual fixed fee and any out-of-pocket expenses.

From July 15, 2019 until March 31, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus and the Distributor, provided a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the compliance services rendered to the Fund, the Fund pays NLCS an annual fixed fee and an asset-based fee, which scales downward based upon the Fund’s net assets The Funds also pay NLCS for any out-of-pocket expenses. NLCS received the following compliance service fees from the Predecessor Funds and the Funds for the periods noted herein.

Fiscal Year Ending May 31	Fees Paid to NLCS
	High Yield Fund	High Quality Fund
2021	$26,576	$14,255
2020	$23,954	$17,199
2019	$17,165	$8,665

You should read this Supplement in conjunction with the Prospectus and SAI dated October 1, 2021, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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